Exhibit 10.21
FOURTH AMENDMENT TO LEASE
This FOURTH AMENDMENT TO LEASE (this "Amendment") is made this 11th day of
March, 2011 (the "Effective Date"), by and between US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord") and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation (''Tenant'').

RECITALS
A.    Landlord and Tenant entered into that certain Fountainhead Office Park Lease dated June 29, 2009, as amended by that certain First Amendment to Lease dated August 11, 2009, that certain Second Amendment to Lease dated November 2, 2009, and that certain Third Amendment to Lease dated February 19, 2010 (as so amended, the "Lease") pursuant to which Tenant leased from Landlord approximately 439,070 rentable square feet (the "Premises") located at 1625 Fountainhead Parkway and 1601 Fountainhead Parkway, Tempe, Arizona 85282 (the "Buildings").
B.    The parties now wish to amend the Lease as of the Effective Date subject to and on the terms and conditions set forth below.
AMENDMENT
1.    Defined Terms. Terms in this Amendment shall have the same meaning as such terms have in the Lease and Work Letter unless otherwise noted in this Amendment.
2.    Lease Amendments.
(a)    The first paragraph of Section 1.1(i) is deleted in its entirety and replaced with the following:
TERM OF LEASE: The term (and rental payments) shall commence on the respective Commencement Date (as defined in the Work Letter) for each of Office A and Office B. The anticipated Commencement Date for Office A is September 1, 2011 and for Office B is June 1, 2011 (each an "Anticipated Commencement Date"). The Lease shall expire at 11:59p.m. Arizona time on the twelfth (12th) anniversary of the later of the Commencement Date for Office A or Office B.
Number of Months: One hundred forty-four months from the later of the Commencement Date for Office A or Office B.
As soon as reasonably practicable following the occurrence of the Effective Completion Date (as defined below) for both Office A and Office B, Landlord and Tenant will execute a certificate in the form attached as Exhibit "M" specifying, among other things, the expiration date for the Lease and the Commencement Date and first date of Base Monthly Rent payment for both Office A and Office B.

(b)	A new Exhibit "M" is added in the form attached to this Amendment.
3.    Work Letter Amendment.
(a)    The sixth sentence of Paragraph 3(a) of the Work Letter is deleted in its entirety

Lease - Fourth Amendment

and replaced with the following:

Landlord shall use commercially reasonable efforts to cause the Effective Completion Date to occur for a Building on or before the Anticipated Commencement Date for such Building.

(b)    The second sentence of Section 7(a) is deleted in its entirety and replaced with the following:

If the proposed change (i) will not cause the Effective Completion Date of either Building to be delayed to a date which is after the applicable Anticipated Commencement Date for such Building, (ii) will not cause a change to the Final TI Plans, and (ii) is not a material downgrade from or scope change to the Final Base Plans as they then exist, Landlord may implement such change without obtaining Tenant's consent (but Landlord shall promptly notify Tenant of such change prior to making such change, with such notice to be accompanied by a copy of the pertinent Change Order [or other evidence of such change] and reasonable support for Landlord's determination that such change satisfies the criteria set out in this sentence).

(c)    The second sentence of Section 7(b) is deleted in its entirety and replaced with the following:

If the proposed change to the Final TI Plans (i) will not cause the Effective Completion Date of either Building to be delayed to a date which is after the applicable Anticipated Commencement Date for such Building, and (ii) is not a material downgrade from or scope change to the Final TI Plans as they then exist, Landlord will not unreasonably withhold, condition or delay its approval of such change.

(d)    The first sentence of Section 7(c) is deleted in its entirety and replaced with the following:

Before implementing any change to the Plans and Specifications, Landlord will submit to Tenant, in the form of a proposed Change Order, a statement of the Change Order Cost that will occur by virtue of that change and a statement of the terms and conditions under which Landlord will undertake to implement the proposed change, including, without limitation, the effect that implementation of the proposed change will have on the Effective Completion Date of the Buildings.

(e)    Paragraph 8(b) of the Work Letter is deleted in its entirety and replaced with the following:

Schedule. Landlord shall use its commercially reasonable efforts to cause the General Contractor to Substantially Complete the construction of the Buildings on or before the respective Anticipated Commencement Date for each Building; provided, however, failure to achieve Substantial Completion

Lease - Fourth Amendment

on or before the Anticipated Commencement Date for each Building shall neither affect the validity of this Lease nor the obligations of Tenant under this Lease, except as set forth in Paragraph 8.c of this Work Letter.

(f)    The first paragraph of Paragraph 8(c) of the Work Letter is deleted in its entirety and replaced with the following:

If the Effective Completion Date for both Building has not occurred on or before July 31, 2013, subject to Tenant Delay, Tenant may elect to terminate this Lease by delivering written notice to Landlord at any time prior to the occurrence of the Effective Completion Date for both Buildings. Upon such termination, neither party shall have any obligation to the other with regard to the Lease or the Work Letter.

(g)    The last sentence of the second paragraph of Paragraph 8(c) of the Work Letter is deleted in its entirety and replaced with the following:

If any period of Tenant Delay causes a delay in any component required to occur for an Effective Completion Date to be achieved for a Building and such delay extends the Effective Completion Date beyond the Anticipated Commencement Date for such Building, Tenant shall pay to Landlord within fifteen (15) days of Landlord's written notice to Tenant per diem Base Monthly Rent for each day of such Tenant Delay.

(h)    Paragraph 9(b) of the Work Letter is deleted in its entirety and replaced with the following:

Commencement Date. The term "Commencement Date" for a Building shall mean the latest of all the following for each such Building: (i) all of the Base Building and Tenant Improvements for the Building to be constructed by Landlord have been Substantially Completed, (ii) a certificate of occupancy and/or a conditional use permit (not subject to restrictions which would materially limit Tenant's use and operation of the Building) or other such document has been issued for the Building by the applicable governing authority, if required, (iii) the Building has been delivered to Tenant as evidenced by delivery of the keys to Tenant to allow Tenant to begin its installation of its fixtures, equipment, and electrical connections, (iv) in the case of Office B, the parking structure has been completed, and (v) the Anticipated Commencement Date has occurred for such Building. For purposes of the Work Letter and the Lease, the term "Effective Completion Date" for a Building shall mean the date that (i) through (iv) have occurred for such Building.

Landlord shall, by the applicable Commencement Date for either Office A or Office B, provide access to Office A or Office B to allow Tenant to install its fixtures and equipment and prepare the Building for Tenant's use and occupancy, or for any other purpose permitted by Landlord provided that all provisions of the Lease are applicable on such date.

Lease - Fourth Amendment

(i)    Paragraph 9(c) is deleted in its entirety and replaced with the following:

The requirement, if any, for securing a Certificate of Occupancy for a Base Building or Tenant Improvements may be satisfied by securing a temporary or conditional certificate of occupancy so long as (i) the condition of the Base Building or the Tenant Improvements, in the absence of those items of construction that the General Contractor must complete as a condition to the issuance of a final, unconditional certificate of occupancy therefor, is reasonably adequate for the conduct of Tenant's business therein and (ii) the ongoing construction activity that shall be necessary in order for issuance of a final unconditional certificate of occupancy therefor will not materially, adversely affect the conduct of Tenant's business therein. Nothing set forth in this Paragraph shall relieve Landlord of the obligation to obtain a certificate of occupancy within a reasonable time following the Substantial Completion of the Base Building or the Tenant Improvements. Notwithstanding the foregoing, Landlord and Tenant acknowledge that Tenant has planned to complete its installation of fixtures, equipment and electrical connections after the Commencement Dates for Office A and Office B.

(j)    Landlord and Tenant agree that the Base Building Plans as described on Schedule 1 attached hereto shall be considered for all purposes as the "Base Building Plans" under the Work Letter.

(k)    Landlord and Tenant agree that the Tenant Improvement Plans as described on Schedule 2 attached hereto shall be considered on the date hereof as the "Tenant Improvement Plans" under the Work Letter.

4.    Ratification. Landlord and Tenant each hereby reaffirm its rights and obligations under the Lease as modified by this Amendment. In the event of a conflict of ambiguity between the Lease and this Amendment, the terms and provisions of this Amendment shall control.

5.    Counterparts. This Amendment may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

Lease - Fourth Amendment

IN WITNESS WHEREOF, Landlord and Tenant have each executed this Amendment on the dates written below their names.

LANDORD:

US REAL ESTATE LIMITED
PARTNERSHIP, a Texas limited
partnership

By: /s/ Bruce C. Petersen
Name: Bruce C. Petersen
Title: Executive Managing Director

TENANT:

THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By: /s/ Brian L. Swartz
Name: Brian L. Swartz
Title: Vice President & Assistant Treasurer
3/9/11

By: /s/ Joseph L. D'Amico
Name: Joseph L. D'Amico
Title: Chairman, VP & Assistant Secretary
3/9/11

Lease - Fourth Amendment

EXHIBIT "M"

RENT COMMENCEMENT DATE CERTIFICATE

The Rent Commencement Date Certificate is executed to be effective as of ______________________, 20___, by and between US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord") and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation ("Tenant") with respect to that certain Fountainhead Corporate Park Lease date June 29, 2009, as amended by that certain First Amendment to Lease dated August 11, 2009, that certain Second Amendment to Lease date November 2, 2009, that certain Third Amendment to Lease dated February 19, 2010, and that certain Fourth Amendment to Lease dated February ___, 2011 (as so amended, the "Lease").

Landlord and Tenant hereby certify as follows:

1.    The Lease represents the entire agreement between Landlord and Tenant as to the Premises.

2.    The Commencement Date for Office A is ___________ and the Commencement Date for Office B is ________________________. The Term commenced or shall commence and rental payments commenced or shall commence for both Office A and Office B on such dates, respectively. The expiration date for the Lease is ________________________.

3.    The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided above.

4.    Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect to the Premises except as follows:
_______________________.

5.    No Rent has been paid more than thirty (30) days in advance of the date on which it became due except as expressly required under the terms of the Lease and no security has been deposited with Landlord except as provided in the Lease.

6.    To the best of the undersigned's knowledge and belief, as of the date of this certificate, there are no existing defenses or offsets that Tenant has, which preclude Landlord's enforcement of the Lease, except as provided in Exhibit 1.

7.    All monthly installments of Base Monthly Rent have been paid through _____________________.

8.    The initial monthly installment of Base Monthly Rent is $_________.

The undersigned acknowledge that this Rent Commencement Date Certificate may be delivered to Landlord's mortgagee, prospective mortgagee, or a prospective purchaser, or their successors or assigns, and further acknowledge and recognize that, if that delivery occurs, that mortgagee, prospective mortgagee, or prospective purchaser, or their successors or assigns, will be relying upon the statements contained in this Rent Commencement Date Certificate in making the loan or acquiring the Premises, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this Rent Commencement Date Certificate is a condition of making of the loan or acquisition of the Premises.

Lease - Fourth Amendment

IN WITNESS WHEREOF, Landlord and Tenant have executed this Rent Commencement Date Certificate as of the date first written above.

LANDORD:

US REAL ESTATE LIMITED
PARTNERSHIP, a Texas limited
partnership

By: __________________________________
Name: ________________________________
Title: _________________________________

TENANT:

THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By: __________________________________
Name: ________________________________
Title: _________________________________

Lease - Fourth Amendment

SCHEDULE 1

BASE BUILDING PLANS

[Insert sheet list]

Lease - Fourth Amendment

SCHEDULE 1
BASE BUILDING PLANS

Site Development and Parking Garage by Davis Architects

Sheet	Description	Dated	Revision Date
ARCHITECTURAL - GENERAL			
A000	TITLE SHEET	12/16/2009	3/15/2010
AG001	PROJECT DATA & DRAWING INDEX	12/16/2009	2/18/2010
AG002	GARAGE CODE SUMMARY	12/16/2009	1/28/2010
AG003	FIRE RESISTANCE DETAILS	12/16/2009	3/1/2010
ARCHITECTURAL - SITE			
A101	OVERALL SITE PLAN	12/16/2009	3/15/2010
A101A	ENLARGED SITE PLAN A	12/16/2009	3/15/2010
A101B	ENLARGED SITE PLAN B	12/16/2009	3/15/2010
A101C	ENLARGED SITE PLAN C	12/16/2009	3/15/2010
A101D	ENLARGED SITE PLAN D	12/16/2009	3/15/2010
A101E	ENLARGED SITE PLAN E	12/16/2009	3/15/2010
A102	SITE DETAILS	12/16/2009	3/15/2010
A103	SITE DETAILS	12/16/2009	3/15/2010
A104	SITE DETAILS	12/16/2009	3/15/2010
A105	SITE DETAILS	12/16/2009	3/15/2010
CIVIL			
C1	COVER SHEET	2/3/2010	3/15/2010
C2	NOTES SHEET	2/3/2010	3/15/2010
C3	GRADING AND DRAINAGE PLAN	2/3/2010	3/15/2010
C4	GRADING AND DRAINAGE PLAN	2/3/2010	3/15/2010
C5	GRADING AND DRAINAGE PLAN	2/3/2010	3/15/2010
C6a	UTILITY KEY MAP	2/3/2010	3/15/2010
C6	UTILITY PLAN	2/3/2010	3/15/2010
C7	UTILITY PLAN	2/3/2010	3/15/2010
C8	UTILITY PLAN	2/3/2010	3/15/2010
C9	DETAILS SHEET	2/3/2010	3/15/2010
C10	DETAILED GRADING AREAS	2/3/2010	3/15/2010
C11	DETAILED GRADING AREAS	2/3/2010	3/15/2010
C12	ONSITE PAVING PLAN	2/3/2010	3/15/2010
C13	SECTIONS AND DETAILS SHEET	2/3/2010	3/15/2010
DRAINAGE BOUNDARIES MAP			
DB1	DRAINAGE BOUNDARIES MAP	12/9/2009	
SRP EASEMENT EXHIBIT			
SRP1	SRP EASEMENT EXHIBIT	12/9/2009	
SWPP			
SW1	STORM WATER POLLUTUION PREVENTION PLAN	12/9/2009	
SW2	STORM WATER POLLUTUION PREVENTION PLAN	12/9/2009	
SW3	STORM WATER POLLUTUION PREVENTION PLAN	12/9/2009

Schedule 1 Base Building Plans	1

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
LANDSCAPE			
L0.1	OVERALL PLANTING PLAN	12/16/2009	3/15/2010
L1.0	PLANTING PLAN	12/16/2009	3/15/2010
L1.1	PLANTING PLAN	12/16/2009	3/15/2010
L1.2	PLANTING PLAN	12/16/2009	3/15/2010
L1.3	PLANTING PLAN	12/16/2009	3/15/2010
L1.4	PLANTING DETAILS	12/16/2009	3/15/2010
L2.0	MASTER IRRIGATION DEMO PLAN	12/16/2009	
L2.1	IRRIGATION PLAN	12/16/2009	
L2.2	IRRIGATION PLAN	12/16/2009	
L2.3	IRRIGATION PLAN	12/16/2009	
L2.4	IRRIGATION PLAN	12/16/2009	
L2.5	IRRIGATION DETAILS	12/16/2009	3/15/2010
L2.6	IRRIGATION DETAILS	12/16/2009	3/15/2010
L2.7	IRRIGATION DETAILS	12/16/2009	
L2.8	IRRIGATION DETAILS	12/16/2009	
WATER FEATURE			
WF01	PROJECT INFORMATION AND SITE PLAN	12/16/2009	
WF02	ENLARGED LAKE DEMO PLAN	12/16/2009	
WF03	ENLARGED LAKE AND PIPING PLAN	12/16/2009	
WF04	WATER FEATURE DETAILS	12/16/2009	
WF05	WATER FEATURE DETAILS	12/16/2009	
WF06	WATER FEATURE DETAILS	12/16/2009	
WF07	WATER FEATURE DETAILS	12/16/2009	
WF08	WATER FEATURE DETAILS	12/16/2009	
WF09	WATER FEATURE EQUIPMENT PLAN	12/16/2009	
BRIDGE			
BE001	BRIDGE ENHANCEMENT	11/20/2009	2/18/2010
SB200	BRIDGE FOUNDATION PLAN AND DETAILS	12/16/2009	1/26/2010
PLUMBING - SITE			
P101	OVERALL PLUMBING SITE PLAN	12/16/2009	
ELECTRICAL - SITE			
E101	ELECTRICAL SITE PLAN	12/16/2009	2/18/2010
EL101	SITE LIGHTING PHOTOMETRIC PLAN	12/16/2009	2/18/2010
E102	ENLARGED ELECTRICAL SITE PLAN	12/16/2009	3/15/2010
ARCHITECTURAL - GARAGE			
AG201	GARAGE PLAN - 1st TIER	12/16/2009	3/15/2010
AG202	GARAGE PLAN - 2nd THRU 4th TIER	12/16/2009	3/15/2010
AG203	GARAGE PLAN - 5th TIER	12/16/2009	3/15/2010
AG204	GARAGE PLAN - 6th TIER	12/16/2009	3/15/2010

Schedule 1 Base Building Plans	2

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
AG301	GARAGE ELEVATIONS	12/16/2009	3/15/2010
AG302	GARAGE SECTIONS	12/16/2009	2/18/2010
AG401	GARAGE WALL SECTIONS	12/16/2009	3/15/2010
AG402	GARAGE WALL SECTIONS	12/16/2009	3/15/2010
AG403	GARAGE WALL SECTIONS	12/16/2009	3/15/2010
AG404	GARAGE WALL SECTIONS	12/16/2009	3/15/2010
AG405	GARAGE WALL SECTIONS	12/16/2009	3/15/2010
AG501	STAIR G1 PLANS AND SECTIONS	12/16/2009	3/15/2010
AG502	STAIR G2 PLANS AND SECTIONS	12/16/2009	3/15/2010
AG503	STAIR G3 & G4 PLANS AND SECTIONS	12/16/2009	3/15/2010
AG601	GARAGE DETAILS	12/16/2009	3/15/2010
AG602	STAIR AND ELEVATOR DETAILS	12/16/2009	3/15/2010
AG603	MISCELLANEOUS DETAILS	12/16/2009	2/18/2010
STRUCTURAL - GARAGE			
SG100	GENERAL STRUCTURAL NOTES	12/16/2009	1/26/2010
SG101	SPECIAL INSPECTION TABLES AND INTERPRETATION OF DRAWINGS	12/16/2009	1/26/2010
SG102	FOUNDATION AND FRAMING SCHEDULES	12/16/2009	
SG103	TYPICAL DETAILS T1 thru T20	12/16/2009	
SG104	TYPICAL DETAILS T21 thru T40	12/16/2009	3/15/2010
SG105	TYPICAL DETAILS T41 thru T60	12/16/2009	
SG106	TYPICAL DETAILS T61 thru T80	12/16/2009	3/15/2010
SG201	FOUNDATION PLAN - TIER 1	12/16/2009	3/1/2010
SG202	FRAMING PLAN - TIER 2	12/16/2009	
SG203	FRAMING PLAN - TIER 3 and TIER 4	12/16/2009	
SG204	FRAMING PLAN - TIER 5	12/16/2009	3/15/2010
SG205	FRAMING PLAN - TIER 6	12/16/2009	1/26/2010
SG300	FOUNDATION DETAILS 101 thru 120	12/16/2009	
SG301	FOUNDATION DETAILS 121 thru 140	12/16/2009	1/26/2010
SG302	FOUNDATION DETAILS 141 thru 160	12/16/2009	1/26/2010
SG400	FRAMING DETAILS 201 thru 220	12/16/2009	1/26/2010
SG401	FRAMING DETAILS 221 thru 240	12/16/2009	
SG402	FRAMING DETAILS 241 thru 260	12/16/2009	3/15/2010
SG500	STAIR FRAMING PLANS	12/16/2009	3/15/2010
SG501	STAIR FRAMING PLANS	12/16/2009	
SG502	STAIR FRAMING DETAILS 301 thru 320	12/16/2009	
SG503	STAIR FRAMING DETAILS 321 thru 340	12/16/2009	3/15/2010
PRECAST - GARAGE			
PC-1.00	COVER SHEET AND GENERAL NOTES	12/10/2009	
PC-1.01	FOUNDATION PLAN	12/10/2009	
PC-2.01	FRAMING PLAN - TIER 2	12/10/2009	
PC-2.02	FRAMING PLAN - TIER 3	12/10/2009	
PC-2.03	FRAMING PLAN - TIER 4	12/10/2009	
PC-2.04	FRAMING PLAN - TIER 5	12/10/2009	
PC-2.05	FRAMING PLAN - TIER 6	1/4/2010	2/18/2010
PC-3.01	PRECAST ELEVATIONS	12/10/2009

Schedule 1 Base Building Plans	3

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
PC-3.02	PRECAST ELEVATIONS	12/10/2009	
PC-3.03	PRECAST ELEVATIONS	12/10/2009	
PC-3.04	PRECAST ELEVATIONS	12/10/2009	
PC-3.05	PRECAST ELEVATIONS	1/4/2010	2/18/2010
PC-3.06	PRECAST ELEVATIONS	12/10/2009	
PC-3.07	PRECAST ELEVATIONS	12/10/2009	
PC-3.08	PRECAST ELEVATIONS	12/10/2009	
PC-3.09	PRECAST ELEVATIONS	12/10/2009	
PC-4.01	PRECAST DETAILS	12/10/2009	
PC-4.02	PRECAST DETAILS	12/10/2009	
PC-4.03	PRECAST DETAILS	12/10/2009	
PC-4.04	PRECAST DETAILS	12/10/2009	
PC-4.07 REV	REVISED DETAILS & SPECIAL PLATES	2/16/2010	2/18/2010
PC-5.01	PRECAST PLATES	12/10/2009	
PC-5.02	PRECAST PLATES	12/10/2009	
PC-5.03	PRECAST PLATES	12/10/2009	
PC-6.01	PRECAST DESIGN SUMMARIES	12/10/2009	
PC-6.02	PRECAST DESIGN SUMMARIES	12/10/2009	
PC-6.03	PRECAST DESIGN SUMMARIES	12/10/2009	
PC-6.04	PRECAST DESIGN SUMMARIES	12/10/2009	
MECHANICAL - GARAGE			
MG201	GARAGE PLAN 1ST TIER	12/16/2009	2/18/2010
MG202	GARAGE PLAN 5TH TIER	12/16/2009	3/15/2010
MG203	GARAGE PLAN 6TH TIER	12/16/2009	3/15/2010
MG301	GARAGE MECHANICAL SCHEDULES NOTES AND DETAILS	12/16/2009	2/18/2010
PLUMBING - GARAGE			
PG201	GARAGE PLAN - 1st TIER	12/16/2009	3/15/2010
PG202	GARAGE PLAN - 2nd THRU 4TH TIERS	12/16/2009	3/15/2010
PG203	GARAGE PLAN - 5th TIER	12/16/2009	3/15/2010
PG204	GARAGE PLAN - 6th TIER	12/16/2009	3/15/2010
PG601	GARAGE PLUMBING NOTES AND DETAILS	12/16/2009	
PG602	GARAGE PLUMBING DIAGRAMS	12/16/2009	3/15/2010
ELECTRICAL - GARAGE			
EG100	ELECTRICAL LEGENDS AND NOTES	12/16/2009	3/15/2010
EGL101	GARAGE PLAN - 5th AND 6th TIER PHOTOMETRICS	12/16/2009	2/18/2010
EGL102	DAYLIGHTING STUDY GARAGE 1ST TIER	12/16/2009	2/18/2010
EG201	GARAGE PLAN - 1st TIER	12/16/2009	2/18/2010
EG202	GARAGE PLAN - 2nd THRU 4th TIERS	12/16/2009	2/18/2010
EG203	GARAGE PLAN - 5th TIER	12/16/2009	3/15/2010
EG204	GARAGE PLAN - 6th TIER	12/16/2009	3/15/2010
EG601	ELECTRICAL DETAILS	12/16/2009	
EG602	ELECTRICAL ONE LINE DIAGRAM	12/16/2009	
EG603	ELECTRICAL PANEL SCHEDULES	12/16/2009	2/18/2010
EG701	GARAGE FIRE ALARM DIAGRAM	12/16/2009

Schedule 1 Base Building Plans	4

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
FIRE PUMP - GARAGE			
FP1.0	FIRE PUMP COVER SHEET	12/16/2009	2/18/2010
FP1.1	FIRE PUMP FIRE LINE REFERENCE	12/16/2009	2/18/2010
FP2.0	FIRE PUMP PLAN	12/16/2009	2/18/2010
	Project Manual and Specifications dated December 15, 2009 All specifications part of this manual that are bound in this book and the Soils Treatment spec received on 1/25/10		
	Addendum No. 1	1/5/2010	
	Addendum No. 2	1/7/2010	

Six Story Building Shell Plans by Davis Architects

Sheet	Description	Dated	Revision Date
ARCHITECTURAL - GENERAL			
A000	TITLE SHEET	12/16/2009	3/15/2010
A001	PROJECT DATA AND INFORMATION	12/16/2009	6/28/2010
A002	OFFICE B CODE SUMMARY	12/16/2009	6/28/2010
A003	FIRE RATED ASSEMBY TABLE AND DETAILS	12/16/2009	1/22/2010
A004	FIRE RATED ASSEMBLIES	12/16/2009	
A005	NOT USED	12/16/2009	
A006	FIRE RATED PENETRATION DETAILS	12/16/2009	1/22/2010
A007	FIRE RATED ASSEMBLIES	12/16/2009	
A101	OVERALL SITE PLAN (FOR REFERENCE ONLY)	12/16/2009	6/28/2010
ARCHITECTURAL - BUILDING			
A201	BUILDING B - PLANS 1ST FLOOR	12/16/2009	6/28/2010
A202	BUILDING B - PLANS 2ND FLOOR	12/16/2009	3/15/2010
A203	BUILDING B - PLANS 3RD - 5TH FLOOR	12/16/2009	3/15/2010
A204	BUILDING B - PLANS 6TH FLOOR	12/16/2009	3/15/2010
A205	BUILDING B - PLANS ROOF	12/16/2009	3/15/2010
A205A	MECHANICAL SCREEN PLAN (WEST)	12/16/2009	3/15/2010
A205B	MECHANICAL SCREEN PLAN (EAST)	12/16/2009	3/15/2010
A301	BUILDING B - BUILDING ELEVATIONS AND SECTION	12/16/2009	6/28/2010
A401	WALL SECTIONS 1ST -3RD FLOOR	12/16/2009	6/28/2010
A401A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010
A402	WALL SECTIONS 1ST -3RD FLOOR	12/16/2009	6/28/2010
A402A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010
A403	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	3/15/2010
A403A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010
A404	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	
A404A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010
A405	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	
A405A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010
A406	WALL SECTIONS 1ST -3RD FLOOR	12/16/2009	
A406A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010

Schedule 1 Base Building Plans	5

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
A407	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	3/15/2010
A407A	WALL SECTIONS 4TH - ROOF	12/16/2009	3/15/2010
A408	CHILLER ROOM CROSS SECTIONS	12/16/2009	3/15/2010
A409	CHILLER ROOM AND DAVIT DETAILS	12/16/2009	3/15/2010
A501	PLAN 1ST FLOOR LOBBY	12/16/2009	6/28/2010
A501A	PLAN 1ST FLOOR LOBBY - EDGE OF SLAB	12/16/2009	3/15/2010
A502	PLAN 2ND FLOOR LOBBY	12/16/2009	3/15/2010
A503	PLANS 3RD - 5TH FLOOR LOBBY	12/16/2009	1/22/2010
A504	ELEVATOR ENLARGED PLANS & SECTION	12/16/2009	3/15/2010
A504A	ELEVATOR DETAILS	12/16/2009	3/15/2010
A505	STAIR 1 PLANS & SECTION	12/16/2009	6/28/2010
A506	STAIR 2 PLANS & SECTION	12/16/2009	6/28/2010
A507	STAIR DETAILS	12/16/2009	1/22/2010
A600	INTERIOR FINISH SCHEDULES AND DETAILS	12/16/2009	1/22/2010
A601	PLAN 1ST FLOOR LOBBY FINISH	12/16/2009	6/28/2010
A601alt	PLAN 1ST FLOOR LOBBY FINISH (Alternate)	12/16/2009	
A601A	PLAN 1ST FLOOR LOBBY RCP	12/16/2009	6/28/2010
A602	PLAN 2ND FLOOR LOBBY FINISH	12/16/2009	3/15/2010
A602A	PLAN 2ND FLOOR LOBBY RCP	12/16/2009	3/15/2010
A603	TYPICAL UPPER FLOOR LOBBY FINISH	12/16/2009	3/15/2010
A604	LOBBY ELEVATIONS	12/16/2009	6/28/2010
A605	RESTROOM ELEVATIONS	12/16/2009	3/15/2010
A606	INTERIOR DETAILS	12/16/2009	6/28/2010
A607	INTERIOR DETAILS	12/16/2009	3/15/2010
A608	INTERIOR DETAILS	12/16/2009	3/15/2010
A701	DOOR SCHEDULES AND TYPES	12/16/2009	6/28/2010
A702	DOOR DETAILS	12/16/2009	3/15/2010
A801	PARTITION TYPES	12/16/2009	2/16/2010
A901	EXTERIOR DETAILS	12/16/2009	3/15/2010
A902	EXTERIOR DETAILS	12/16/2009	
A903	EXTERIOR DETAILS	12/16/2009	3/15/2010
A904	EXTERIOR DETAILS	12/16/2009	3/15/2010
A905	EXTERIOR DETAILS	12/16/2009	3/15/2010
A906	NOT USED	12/16/2009	
A907	NOT USED	12/16/2009	
A908	NOT USED	12/16/2009	
A909	NOT USED	12/16/2009	
A910	ROOFING DETAILS	12/16/2009	3/15/2010
STRUCTURAL			
S101	GENERAL STRUCTURAL NOTES	12/16/2009	1/22/2010
S102	GENERAL STRUCT NOTES/ SPECIAL INSPECTION/INTERPRETATION OF DWGS	12/16/2009	1/22/2010
S103	SCHEDULES	12/16/2009	3/15/2010
S104	TYPICAL DETAILS T1 - T20	12/16/2009	2/4/2010
S105	TYPICAL DETAILS T21 - T40	12/16/2009	
S106	TYPICAL DETAILS T41 - T60	12/16/2009	3/15/2010
S201B	BUILDING B - FOUNDATION PLAN	12/16/2009	3/15/2010

Schedule 1 Base Building Plans	6

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
S202B	BUILDING B - SECOND FLOOR FRAMING PLAN	12/16/2009	3/15/2010
S203B	BUILDING B - THIRD - FIFTH FLOOR FRAMING PLAN	12/16/2009	3/15/2010
S204B	BUILDING B - SIXTH FLOOR FRAMING PLAN	12/16/2009	3/15/2010
S205B	BUILDING B - ROOF FRAMING PLAN	12/16/2009	3/15/2010
S206B	BUILDING B - PENTHOUSE FRAMING PLAN	12/16/2009	3/15/2010
S301	SHEAR WALL ELEVATIONS	12/16/2009	1/22/2010
S302	SHEAR WALL DETAILS	12/16/2009	
S401	FOUNDATION DETAILS 101 - 120	12/16/2009	1/22/2010
S501	FRAMING DETAILS 201 - 220	12/16/2009	3/15/2010
S502	FRAMING DETAILS 221 - 240	12/16/2009	3/15/2010
S503	FRAMING DETAILS 241 - 260	12/16/2009	
S504	FRAMING DETAILS 261 - 280	12/16/2009	
S505	FRAMING DETAILS 281 - 300	12/16/2009	
S506	FRAMING DETAILS 300 - 320	12/16/2009	3/15/2010
S601	STAIR FRAMING PLAN/DETAILS 301 - 320	12/16/2009	
MECHANICAL			
M201	BUILDING B - PLAN 1ST FLOOR MECHANICAL	12/16/2009	3/15/2010
M202	BUILDING B - PLAN 2ND FLOOR MECHANICAL	12/16/2009	3/15/2010
M203	BUILDING B - PLAN 3RD - 5TH FLOOR MECHANICAL	12/16/2009	3/15/2010
M204	BUILDING B - PLANS 6TH FLOOR MECHANICAL	12/16/2009	3/15/2010
M205	BUILDING B - PLAN ROOF MECHANICAL	12/16/2009	3/15/2010
M601	BUILDING B - DUST RISER DIAGRAM	12/16/2009	3/15/2010
M602	BUILDING B - CENTRAL PLANT DIAGRAM	12/16/2009	3/15/2010
M603	BUILDING B - MECHANICAL PIPING RISERS	12/16/2009	3/15/2010
M604	BUILDING B - MECHANICAL SCHEDULES	12/16/2009	3/15/2010
M605	MECHANICAL DETAILS	12/16/2009	3/15/2010
M701	BUILDING B SYSTEM ANALYSIS	12/16/2009	
M702	BUILDING B MECHANICAL COM CHECK	12/16/2009	
PLUMBING			
P201	BUILDING B - PLAN 1ST FLOOR PLUMBING	12/16/2009	3/15/2010
P202	BUILDING B - PLAN 2ND FLOOR PLUMBING	12/16/2009	3/15/2010
P203	BUILDING B - PLAN 3RD - 5TH FLOOR PLUMBING	12/16/2009	3/15/2010
P204	BUILDING B - PLAN 6TH FLOOR PLUMBING	12/16/2009	3/15/2010
P205	BUILDING B - PLAN ROOF PLUMBING	12/16/2009	3/15/2010
P601	BUILDIGN B - PLUMBING SCHEDULES AND NOTES	12/16/2009	3/15/2010
P602	BUILDING B - PLUMBING DIAGRAMS	12/16/2009	3/15/2010
P603	BUILDING B - PLUMBING DIAGRAMS	12/16/2009	3/15/2010
ELECTRICAL			
E100	ELECTRICAL NOTES AND SCHEDULES	12/16/2009	3/15/2010
E201	BUILDING B - PLAN 1ST FLOOR POWER AND LIGHTING PLAN	12/16/2009	3/15/2010
E202	BUILDING B - PLAN 2ND FLOOR POWER AND LIGHTING PLAN	12/16/2009	3/15/2010
E203	BUILDING B - PLAN 3RD - 5TH FLOOR POWER AND LIGHTING PLAN	12/16/2009	3/15/2010

Schedule 1 Base Building Plans	7

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
E204	BUILDING B - PLAN 6TH FLOOR POWER AND LIGHTING PLAN	12/16/2009	3/15/2010
E205	BUILDING B - PLAN ROOF POWER AND LIGHTING PLAN	12/16/2009	6/28/2010
E601	ELECTRICAL DETAILS	12/16/2009	3/15/2010
E602	ONE LINE DIAGRAM	12/16/2009	3/15/2010
E603	NOT USED	12/16/2009	3/15/2010
E604	PANEL SCHEDULES	12/16/2009	3/15/2010
E701	BUILDING B - FIRE ALARM RISER DIAGRAM	12/16/2009	
E702	BUILDING B - FIRE ALARM DETAILS	12/16/2009	
Sketch ESK-201a	ELECTRICAL PLAN	12/16/2009	6/28/2010
CIVIL			
C1	COVER SHEET	1/21/2010	
C2	NOTES SHEET	1/21/2010	
C3	GRADING AND DRAINAGE PLAN	1/21/2010	
C4	GRADING AND DRAINAGE PLAN	1/21/2010	
C5	GRADING AND DRAINAGE PLAN	1/21/2010	
C6a	UTILITY KEY MAP	1/21/2010	
C6	UTILITY PLAN	1/21/2010	
C7	UTILITY PLAN	1/21/2010	
C8	UTILITY PLAN	1/21/2010	
C9	DETAILS SHEET	1/21/2010	
C10	DETAILED GRADING AREAS	1/21/2010	
C11	DETAILED GRADING AREAS	1/21/2010	
C12	ONSITE PAVING PLAN	1/21/2010	
C13	SECTIONS AND DETAILS SHEET	1/21/2010	
	Project Manual and Specifications dated December 15, 2009 All specifications part of this manual that are bound in this book and the Soils Treatment spec received on 1/25/10		
	Addendum No. 1	1/5/2010	
	Addendum No. 2	1/7/2010	

Ten Story Building Shell Plans by Davis Architects

Sheet	Description	Dated	Revision Date
ARCHITECTURAL - GENERAL			
A000	TITLE SHEET	12/16/2009	3/15/2010
A001	PROJECT DATA AND INFORMATION	12/16/2009	6/28/2010
A002	CODE SUMMARY	12/16/2009	6/28/2010
A003	FIRE RESISTIVE REQUIREMENTS AND DETAILS	12/16/2009	2/22/2010
A004	FIRE RESISTIVE REQUIREMENTS AND DETAILS	12/16/2009	
A005	NOT USED	12/16/2009	6/28/2010
A006	FIRE RESISTIVE REQUIREMENTS AND DETAILS	12/16/2009	2/2/2010
A007	FIRE RESISTIVE REQUIREMENTS AND DETAILS	12/16/2009	
A101	OVERALL SITE PLAN (REFERENCE ONLY)	12/16/2009	6/28/2010
ARCHITECTURAL - BUILDING			
A201	BUILDING A - PLANS 1ST FLOOR	12/16/2009	6/28/2010

Schedule 1 Base Building Plans	8

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
A202	BUILDING A - PLANS 2ND FLOOR	12/16/2009	3/15/2010
A203	BUILDING A - PLANS 3RD - 9TH FLOOR	12/16/2009	3/15/2010
A204	BUILDING A - PLANS 10TH FLOOR	12/16/2009	3/15/2010
A205	BUILDING A - PLANS ROOF	12/16/2009	6/28/2010
A205A	MECHANCIAL SCREEN PLAN (WEST)	12/16/2009	6/28/2010
A205B	MECHANICAL SCREEN PLAN (EAST)	12/16/2009	6/28/2010
A301	BUILDING A - BUILDING ELEVATIONS	12/16/2009	6/28/2010
A302	BUILDING A - BUILDING SECTIONS	12/16/2009	2/2/2010
A401	WALL SECTIONS 1ST -3RD FLOOR	12/16/2009	6/28/2010
A401A	WALL SECTIONS 8TH - ROOF	12/16/2009	3/15/2010
A402	WALL SECTIONS 1ST -3RD FLOOR	12/16/2009	6/28/2010
A402A	WALL SECTIONS 8TH - ROOF	12/16/2009	
A403	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	6/28/2010
A403A	WALL SECTIONS 8TH - ROOF	12/16/2009	
A404	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	3/15/2010
A404A	WALL SECTIONS 8TH - ROOF	12/16/2009	
A405	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	
A405A	WALL SECTIONS 8TH - ROOF	12/16/2009	3/15/2010
A406	WALL SECTIONS 1ST -3RD FLOOR	12/16/2009	
A406A	WALL SECTIONS 8TH - ROOF	12/16/2009	3/15/2010
A407	WALL SECTIONS 1ST - 3RD FLOOR	12/16/2009	3/15/2010
A407A	WALL SECTIONS 8TH - ROOF	12/16/2009	3/15/2010
A408	CHILLER ROOM CROSS SECTIONS	12/16/2009	3/15/2010
A409	CHILLER ROOM AND DAVIT SECTIONS	12/16/2009	3/15/2010
A501	PLAN 1ST FLOOR LOBBY	12/16/2009	6/28/2010
A501A	PLAN 1ST FLOOR LOBBY - EDGE OF SLAB	12/16/2009	3/15/2010
A502	PLAN 2ND FLOOR LOBBY	12/16/2009	3/15/2010
A503	PLANS 3RD - 10TH FLOOR LOBBY	12/16/2009	3/15/2010
A504	ELEVATOR ENLARGED PLANS & SECTION	12/16/2009	3/15/2010
A504A	ELEVATOR DETAILS	12/16/2009	3/15/2010
A505	ENLARGED STAIR 1 PLANS & SECTION	12/16/2009	3/15/2010
A506	ENLARGED STAIR 2 PLANS & SECTION	12/16/2009	6/28/2010
A507	STAIR DETAILS	12/16/2009	2/2/2010
A508	STAIR #3 ENL. PLANS AND SECTIONS	12/16/2009	2/26/2010
A509	STAIR 1 & 2 ENLARGED RCP'S	12/16/2009	2/26/2010
A600	INTERIOR FINISH SCHEDULES AND DETAILS	12/16/2009	2/26/2010
A601	PLAN 1ST FLOOR LOBBY FINISH	12/16/2009	6/28/2010
A601alt	PLAN 1ST FLOOR LOBBY FINISH (ALTERNATE)	12/16/2009	
A601A	PLAN 1ST FLOOR LOBBY RCP	12/16/2009	6/28/2010
A602	PLAN 2ND FLOOR LOBBY FINISH	12/16/2009	
A602A	PLAN 2ND FLOOR LOBBY RCP	12/16/2009	3/15/2010
A603	TYPICAL UPPER FLOOR LOBBY FINISH	12/16/2009	3/15/2010
A604	LOBBY ELEVATIONS	12/16/2009	6/28/2010
A605	RESTROOM ELEVATIONS	12/16/2009	3/15/2010
A606	INTERIOR DETAILS	12/16/2009	3/15/2010
A607	INTERIOR DETAILS	12/16/2009	3/15/2010
A608	INTERIOR DETAILS	12/16/2009	3/15/2010

Schedule 1 Base Building Plans	9

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
A609	DETAILS	12/16/2009	6/28/2010
A701	DOOR SCHEDULES AND TYPES	12/16/2009	6/28/2010
A702	DOOR DETAILS	12/16/2009	3/15/2010
A801	PARTITION TYPES	12/16/2009	6/28/2010
A901	EXTERIOR DETAILS	12/16/2009	3/15/2010
A902	EXTERIOR DETAILS	12/16/2009	
A903	EXTERIOR DETAILS	12/16/2009	3/15/2010
A904	EXTERIOR DETAILS	12/16/2009	3/15/2010
A905	EXTERIOR DETAILS	12/16/2009	
A906	NOT USED	12/16/2009	3/15/2010
A907	NOT USED	12/16/2009	
A908	NOT USED	12/16/2009	
A909	NOT USED	12/16/2009	
A910	ROOFING DETAILS	12/16/2009	3/15/2010
STRUCTURAL			
S101	GENERAL STRUCTURAL NOTES	12/16/2009	2/2/2010
S102	GENERAL STRUCTURAL NOTES/SPECIAL INSPECTION / INTERPRETATION OF DWGS	12/16/2009	2/2/2010
S103	SCHEDULES	12/16/2009	3/15/2010
S103	SCHEDULES	12/16/2009	6/28/2010
S104	TYPICAL DETAILS T1 - T20	12/16/2009	2/2/2010
S105	TYPICAL DETAILS T21 - T40	12/16/2009	
S106	TYPICAL DETAILS T41 - T60	12/16/2009	3/15/2010
S201A	BUILDING A - FOUNDATION PLAN	12/16/2009	3/15/2010
S202A	BUILDING A - SECOND FLOOR FRAMING PLAN	12/16/2009	3/15/2010
S203A	BUILDING A - THIRD - NINTH FLOOR FRAMING PLAN	12/16/2009	3/15/2010
S204A	BUILDING A - TENTH FLOOR FRAMING PLAN	12/16/2009	3/15/2010
S205A	BUILDING A - ROOF FRAMING PLAN	12/16/2009	3/15/2010
S206A	BUILDING A - PENTHOUSE FRAMING PLAN	12/16/2009	3/15/2010
S207A	BUILDING A ROOF FRAMING PLAN	12/16/2009	6/28/2010
S208A	BUILDING A PENTHOUSE FRAMING PLAN	12/16/2009	3/15/2010
S301	SHEAR WALL ELEVATIONS	12/16/2009	2/2/2010
S302	SHEAR WALL DETAILS	12/16/2009	
S401	FOUNDATION DETAILS 101 - 120	12/16/2009	2/2/2010
S501	FRAMING DETAILS 201- 220	12/16/2009	3/15/2010
S502	FRAMING DETAILS 221 - 240	12/16/2009	3/15/2010
S503	FRAMING DETAILS 241 - 260	12/16/2009	
S504	FRAMING DETAILS 261 - 280	12/16/2009	
S505	FRAMING DETAILS 281 - 300	12/16/2009	
S506	FRAMING DETAILS 300 - 320	12/16/2009	3/15/2010
S601	STAIR FRAMING PLAN/DETAILS 301 - 320	12/16/2009	
MECHANICAL			
M201	BUILDING A - PLAN 1ST FLOOR MECHANICAL	12/16/2009	6/28/2010
M202	BUILDING A - PLAN 2ND FLOOR MECHANICAL	12/16/2009	6/28/2010
M203	BUILDING A - PLAN 3RD - 9TH FLOOR MECHANICAL	12/16/2009	6/28/2010
M203A	BUILDING A - 4TH-5TH FLOOR PLAN	12/16/2009	6/28/2010

Schedule 1 Base Building Plans	10

SCHEDULE 1
BASE BUILDING PLANS

Sheet	Description	Dated	Revision Date
M203B	BUILDING A - 6TH-9TH FLOOR PLAN	12/16/2009	6/28/2010
M203C	BUILDING A - 6TH-9TH FLOOR PLAN	12/16/2009	6/28/2010
M204	BUILDING A - PLAN 10TH FLOOR MECHANICAL	12/16/2009	6/28/2010
M205	BUILDING A - PLAN ROOF MECHANCIAL	12/16/2009	6/28/2010
M601	BUILDING A - DUCT RISER DIAGRAMS	12/16/2009	6/28/2010
M602	BUILDING A - CENTRAL PLANT FLOW DIAGRAM	12/16/2009	6/28/2010
M603	BUILDING A - MECHAINICAL PIPING RISERS	12/16/2009	6/28/2010
M604	MECHANICAL SCHEDULES AND DETAILS	12/16/2009	6/28/2010
M605	MECHANICAL DETAILS	12/16/2009	3/15/2010
M701	BUILDING A SHAFT ANALYSIS	12/16/2009	
M702	BUILDING A COMCHECK DETAILS	12/16/2009	
		12/16/2009	
PLUMBING		12/16/2009	
P201	BUILDING A - PLAN 1ST FLOOR PLUMBING	12/16/2009	6/28/2010
P202	BUILDING A - PLAN 2ND FLOOR PLUMBING	12/16/2009	3/15/2010
P203	BUILDING A - PLAN 3RD - 9TH FLOOR PLUMBING	12/16/2009	3/15/2010
P203a	BUILDING A PLUMBING PLAN 5TH FLOOR	12/16/2009	3/15/2010
P203b	BUILDING A PLUMBING PLAN 6TH-9TH FLOOR	12/16/2009	3/15/2010
P204	BUILDING A - PLAN 10TH FLOOR PLUMBING	12/16/2009	3/15/2010
P205	BUILDING A - PLAN ROOF PLUMBING	12/16/2009	2/2/2010
P601	PLUMBING SCHEDULES AND NOTES	12/16/2009	3/15/2010
P602	BUILDING A - PLUMBING DIAGRAMS	12/16/2009	3/15/2010
P603	BUILDING A - PLUMBING DIAGRAMS	12/16/2009	6/28/2010
		12/16/2009	
ELECTRICAL		12/16/2009	
E100	ELECTRICAL NOTES AND SCHEDULES	12/16/2009	6/28/2010
E201	BUILDING A - PLAN 1ST FLOOR POWER AND LIGHTING PLAN	12/16/2009	6/28/2010
E202	BUILDING A - PLAN 2ND FLOOR POWER AND LIGHTING PLAN	12/16/2009	6/28/2010
E203	BUILDING A - PLAN 3RD - 9TH FLOOR POWER AND LIGHTING PLAN	12/16/2009	6/28/2010
E203a	BUILDING A 5TH FLOOR PLAN	12/16/2009	6/28/2010
E203b	BUILDING A 6TH-9TH FLOOR PLAN	12/16/2009	6/28/2010
E204	BUILDING A - PLAN 10TH FLOOR POWER NAND LIGHTING PLAN	12/16/2009	6/28/2010
E205	BUILDING A - PLAN ROOF POWER AND LIGHTING PLAN	12/16/2009	6/28/2010
E601	BUILDING A - ELECTRICAL DETAILS	12/16/2009	3/15/2010
E602	ONE LINE DIAGRAM	12/16/2009	3/15/2010
E603	ONE LINE DIAGRAM	12/16/2009	2/2/2010
E604	NOT USED	12/16/2009	6/28/2010
E605	ELECTRICAL PANEL SCHEDULES	12/16/2009	6/28/2010
E701	BUILDING A - FIRE ALARM RISER DIAGRAM	12/16/2009	2/22/2010
E702	BUILDING A - FIRE ALARM DETAILS		2/2/2010
E703	BUILDING A - FIRE FIGHTERS' OVERRIDE DIAGRAM	12/16/2009	2/2/2010
CIVIL			
C1	COVER SHEET	1/21/2010

Schedule 1 Base Building Plans	11

Schedule 1 Base Building Plans	12

SCHEDULE 2

TENANT IMPROVEMENT PLANS

[Insert sheet list]

SCHEDULE 2

Tenant Improvement Plans

Architectural and Mechanical Documents by Carpenter Sellers Del Gatto Architects

NUMBER	DESCRIPTION	DATED	REVISION DATE
G1.00	Cover Sheet	5/24/2010	5/24/2010
G1.01	General Information	5/24/2010	7/2/2010
G1.02	Sheet Index	5/24/2010	9/24/2010
G1.10	Zoning Compliance Analysis	5/24/2010	7/2/2010
G1.11	Zoning Compliance Analysis	5/24/2010	7/2/2010
G1.12	Zoning Compliance-Rooftop Equipment	5/24/2010	7/2/2010
AS1.01	Site Plan	5/24/2010	7/2/2010
A0.01	Standards & Specifications	5/24/2010	8/20/2010
A0.02	Partition Types, Notes, and Details	5/24/2010	7/2/2010
A0.03	Partition Types, Notes, and Details	5/24/2010	
A1.01	Egress Analysis Plan Level One and Two (Building A)	5/24/2010	2/3/2011
A1.03	Egress Analysis Plan Level Thee and Four (Building A)	5/24/2010	2/3/2011
A1.05	Egress Analysis Plan – Level Five and Six (Building A)	5/24/2010	2/3/2011
A1.07	Egress Analysis Plan – Level Seven and Eight (Building A)	5/24/2010	2/3/2011
A1.09	Egress Analysis Plan – Level Nine and Ten (Building A)	5/24/2010	2/3/2011
A1.21	Egress Analysis Plan – Level One and Two (Building B)	5/24/2010	2/3/2011
A1.23	Egress Analysis Plan – Level Three and Four (Building B)	5/24/2010	2/3/2011
A1.25	Egress Analysis Plan – Level Five and Six (Building B)	5/24/2010	2/3/2011
A2.01	Floor Plan – Level One (Building A)	5/24/2010	2/3/2011
A2.02	Floor Plan – Level Two (Building A)	5/24/2010	7/2/2010
A2.03	Floor Plan – Level Three (Building A)	5/24/2010	7/2/2010
A2.04	Floor Plan – Level Four (Building A)	5/24/2010	7/2/2010
A2.05	Floor Plan – Level Five (Building A)	5/24/2010	9/24/2010
A2.06	Floor Plan Level Six (Building A)	5/24/2010	7/2/2010
A2.07	Floor Plan Level Seven (Building A)	5/24/2010	7/2/2010
A2.08	Floor Plan Level Eight (Building A)	5/24/2010	7/2/2010
A2.09	Floor Plan Level Nine (Building A)	5/24/2010	7/2/2010
A2.10	Floor Plan Level Ten (Building A)	5/24/2010	7/2/2010
A2.21	Floor Plan Level One (Building B)	5/24/2010	7/2/2010
A2.22	Floor Plan Level Two (Building B)	5/24/2010	8/20/2010
A2.23	Floor Plan Level Three (Building B)	5/24/2010	8/20/2010
A2.24	Floor Plan Level Four (Building B)	5/24/2010	8/20/2010
A2.25	Floor Plan Level Five (Building B)	5/24/2010	8/20/2010
A2.26	Floor Plan Level Six (Building B)	5/24/2010	8/20/2010
A3.01	Reflected Ceiling Plan – Level One (Building A)	5/24/2010	9/24/2010
A3.01A	Partial Lighting Dimensional Plan Level One (Building A)	5/24/2010	7/2/2010
A3.02	Reflected Ceiling Plan – Level Two (Building A)	5/24/2010	8/20/2010
A3.03	Reflected Ceiling Plan – Level Three (Building A)	5/24/2010	8/20/2010
A3.04	Reflected Ceiling Plan – Level Four (Building A)	5/24/2010	8/20/2010
A3.05	Reflected Ceiling Plan Level Five (Building A)	5/24/2010	8/20/2010
A3.06	Reflected Ceiling Plan – Level Six (Building A)	5/24/2010	8/20/2010
A3.07	Reflected Ceiling Plan – Level Seven (Building A)	5/24/2010	8/20/2010
A3.08	Reflected Ceiling Plan – Level Eight (Building A)	5/24/2010	9/24/2010
A3.09	Reflected Ceiling Plan – Level Nine (Building A)	5/24/2010	8/20/2010
A3.10	Reflected Ceiling Plan – Level Ten (Building A)	5/24/2010	8/20/2010
A3.21	Reflected Ceiling Plan – Level One (Building B)	5/24/2010	7/2/2010
A3.22	Reflected Ceiling Plan – Level Two (Building B)	5/24/2010	9/24/2010
A3.23	Reflected Ceiling Plan – Level Three (Building B)	5/24/2010	8/20/2010
A3.24	Reflected Ceiling Plan – Level Four (Building B)	5/24/2010	8/20/2010
A3.25	Reflected Ceiling Plan – Level Five (Building B)	5/24/2010	8/20/2010
A3.26	Reflected Ceiling Plan – Level Six (Building B)	5/24/2010	8/20/2010
A4.01	Architectural Power and Communication Plan – Level One (Building A)	5/24/2010	9/24/2010
A4.02	Architectural Power and Communication Plan – Level Two (Building A)	5/24/2010	5/24/2010
A4.03	Architectural Power and Communication Plan – Level Three (Building A)	5/24/2010	5/24/2010
A4.04	Architectural Power and Communication Plan – Level Four (Building A)	5/24/2010	5/24/2010
A4.05	Architectural Power and Communication Plan – Level Five (Building A)	5/24/2010	7/2/2010
A4.06	Architectural Power and Communication Plan – Level Six (Building Six) (Building A)	5/24/2010	5/24/2010
A4.07	Architectural Power and Communication Plan – Level Seven (Building A)	5/24/2010	5/24/2010
A4.08	Architectural Power and Communication Plan – Level Eight (Building A)	5/24/2010	7/2/2010
A4.09	Architectural Power and Communication Plan – Level Nine (Building A)	5/24/2010	5/24/2010
A4.10	Architectural Power and Communication Plan – Level Ten (Building A)	5/24/2010	5/24/2010
A4.21	Architectural Power and Communication Plan – Level One (Building B)	5/24/2010	5/24/2010
A4.22	Architectural Power and Communication Plan – Level Two (Building B)	5/24/2010	8/20/2010
A4.23	Architectural Power and Communication – Level Three (Building B)	5/24/2010	8/20/2010

Schedule 2 Tenant Improvement Plans	1

A4.24	Architectural Power and Communication – Level Four (Building B)	5/24/2010	8/20/2010
A4.25	Architectural Power and Communication Plan – Level Five (Building B)	5/24/2010	8/20/2010
A4.26	Architectural Power and Communication Plan – Level Six (Building B)	5/24/2010	8/20/2010

SCHEDULE 2

Tenant Improvement Plans

NUMBER	DESCRIPTION	DATED	REVISION DATE
A5.02	Toilet Room Elevations (Building A)	5/24/2010	5/24/2010
A7.00	Room Finish Index (Building A and B)	5/24/2010	9/24/2010
A7.01	Room Finish Plan and Schedule Level One (Building A)	5/24/2010	9/24/2010
A7.02	Room Finish Plan & Schedule Level Two (Building A)	5/24/2010	7/2/2010
A7.03	Room Finish Plan & Schedule Level Three (Building A)	5/24/2010	7/2/2010
A7.04	Room Finish Plan & Schedule Level Four (Building A)	5/24/2010	7/2/2010
A7.05	Room Finish Plan & Schedule Level Five (Building A)	5/24/2010	7/2/2010
A7.06	Room Finish Plan & Schedule Level Six (Building A)	5/24/2010	7/2/2010
A7.07	Room Finish Plan & Schedule Level Seven (Building A)	5/24/2010	7/2/2010
A7.08	Room Finish Plan & Schedule Level Eight (Building A)	5/24/2010	7/2/2010
A7.09	Room Finish Plan & Schedule Level Nine (Building A)	5/24/2010	7/2/2010
A7.10	Room Finish Plan & Schedule Level Ten (Building A)	5/24/2010	7/2/2010
A7.21	1Room Finish Plan & Schedule Level One (Building B)	5/24/2010	7/2/2010
A7.22	Room Finish Plan & Schedule Level Two (Building B)	5/24/2010	8/20/2010
A7.23	Room Finish Plan & Schedule Level Three (Building B)	5/24/2010	8/20/2010
A7.24	Room Finish Plan & Schedule Level Four (Building B)	5/24/2010	8/20/2010
A7.25	Room Finish Plan & Schedule Level Five (Building B)	5/24/2010	8/20/2010
A7.26	Room Finish Plan & Schedule Level Six (Building B)	5/24/2010	8/20/2010
A7.31	Door Schedule & Details	5/24/2010	9/24/2010
A8.31	Standard Details	5/24/2010	7/2/2010
A8.32	Standard Details	5/24/2010	5/24/2010
A8.33	Standard Details	5/24/2010	5/24/2010
A8.34	Standard Details	5/24/2010	5/24/2010
A9.31	Miscellaneous Details	5/24/2010	7/2/2010
A9.32	Miscellaneous Details	5/24/2010	9/24/2010
A9.33	Miscellaneous Details	5/24/2010	7/2/2010
P.01	Plumbing Legend, Abbreviations, and Details	5/24/2010	
P.02	Plumbing Schedules and Calculations	5/24/2010	
P2.01	Plumbing Plan Level One (Building A)	5/24/2010	
P2.02	Plumbing Plan Level Two (Building A)	5/24/2010	
P2.03	Plumbing Plan Level Three (Building A)	5/24/2010	
P2.04	Plumbing Plan Level Four (Building A)	5/24/2010	
P2.05	Plumbing Plan Level Five (Building A)	5/24/2010	
P2.06	Plumbing Plan Level Six (Building A)	5/24/2010	
P2.07	Plumbing Plan Level Seven (Building A)	5/24/2010	
P2.08	Plumbing Plan Level Eight (Building A)	5/24/2010	
P2.09	Plumbing Plan Level Nine (Building A)	5/24/2010	
P2.10	Plumbing Plan Level Ten (Building A)	5/24/2010	
P2.21	Plumbing Plan Level One (Building B)	5/24/2010	
P2.22	Plumbing Plan Level Two (Building B)	5/24/2010	8/20/2010
P.2.23	Plumbing Plan Level Three (Building B)	5/24/2010	8/20/2010
P2.24	Plumbing Plan Level Four (Building B)	5/24/2010	8/20/2010
P2.25	Plumbing Plan Level Five (Building B)	5/24/2010	8/20/2010
P2.26	Plumbing Plan Level Six (Building B)	5/24/2010	8/20/2010
P3.01	Plumbing Diagrams (Building A)	5/24/2010	
P3.02	Plumbing Diagrams (Building A)	5/24/2010	
P3.21	Plumbing Diagrams (Building B)	5/24/2010	8/20/2010
P3.22	Plumbing Diagrams (Building B)	5/24/2010	8/20/2010
M0.1	Mechanical Legend and Specs	5/24/2010	
M1.01	Mechanical Equipment Schedules (Building A)	5/24/2010	5/24/2010
M1.02	Mechanical Equipment Schedules (Building A)	5/24/2010	
M1.03	Mechanical Equipment Schedules (Building A)	5/24/2010	5/24/2010
M1.04	Mechanical Equipment Schedules (Building A)	5/24/2010	5/24/2010
M1.21	Mechanical Schedules (Building B)	5/24/2010	5/24/2010
M1.22	Mechanical Schedules (Building B)	5/24/2010	5/24/2010
M2.01	Mechanical Zoning Plan Level One (Building A)	5/24/2010	7/2/2010
M2.02	Mechanical Zoning Plan Level Two (Building A)	5/24/2010	7/2/2010
M2.03	Mechanical Zoning Plan Level Three (Building A)	5/24/2010	7/2/2010
M2.04	Mechanical Zoning Plan Level Four (Building A)	5/24/2010	7/2/2010
M2.05	Mechanical Zoning Plan Level Five (Building A)	5/24/2010	5/24/2010
M2.06	Mechanical Zoning Plan Level Six (Building A)	5/24/2010	5/24/2010
M2.07	Mechanical Zoning Plan Level Seven (Building A)	5/24/2010	5/24/2010
M2.08	Mechanical Zoning Plan Level Eight (Building A)	5/24/2010	5/24/2010

Schedule 2 Tenant Improvement Plans	2

M2.09	Mechanical Zoning Plan Level Nine (Building A)	5/24/2010	5/24/2010
M2.10	Mechanical Zoning Plan Level Ten (Building A)	5/24/2010	5/24/2010
M2.21	Mechanical Zoning Plan – Level One (Building B)	5/24/2010	5/24/2010
M2.22	Mechanical Zoning Plan – Level Two (Building B)	5/24/2010	5/24/2010
M2.23	Mechanical Zoning Plan Level Three (Building B)	5/24/2010	5/24/2010
M2.24	Mechanical Zoning Plan Level Four (Building B)	5/24/2010	5/24/2010

SCHEDULE 2

Tenant Improvement Plans

NUMBER	DESCRIPTION	DATED	REVISION DATE
M2.25	Mechanical Zoning Plan Level Five (Building B)	5/24/2010	5/24/2010
M2.26	Zoning Plan Level Six (Building B)	5/24/2010	5/24/2010
M3.01	Mechanical Plan Level One (Building A)	5/24/2010	5/24/2010
M3.02	Mechanical Plan Level Two (Building A)	5/24/2010	7/2/2010
M3.03	Mechanical Plan Level Three (Building A)	5/24/2010	7/2/2010
M3.04	Mechanical Plan Level Four (Building A)	5/24/2010	7/2/2010
M3.05	Mechanical Plan Level Five (Building A)	5/24/2010	7/2/2010
M3.06	Mechanical Plan Level Six (Building A)	5/24/2010	7/2/2010
M3.07	Mechanical Plan Level Seven (Building A)	5/24/2010	7/2/2010
M3.08	Mechanical Plan Level Eight (Building A)	5/24/2010	7/2/2010
M3.09	Mechanical Plan Level Nine (Building A)	5/24/2010	7/2/2010
M3.10	Mechanical Plan Level Ten (Building A)	5/24/2010	7/2/2010
M3.11	Mechanical Plan Roof (Building A)	5/24/2010	
M3.21	Reflected Ceiling Plan Level One (Building B)	5/24/2010	7/2/2010
M3.22	Mechanical Plan Level Two (Building B)	5/24/2010	7/2/2010
M3.23	Mechanical Plan Level Three (Building B)	5/24/2010	7/2/2010
M3.24	Mechanical Plan Level Four (Building B)	5/24/2010	7/2/2010
M3.25	Mechanical Plan Level Five (Building B)	5/24/2010	7/2/2010
M3.26	Mechanical Plan Level Six (Building B)	5/24/2010	7/2/2010
M3.27	Mechanical Plan – Roof Plan (Building B)	5/24/2010	
E0.1	Electrical Legend & Abbreviations	5/24/2010	8/20/2010
E0.2	Electrical Specifications	5/24/2010	5/24/2010
E2.00	Compliance Check (Building A)	5/24/2010	
E2.01	Electrical Lighting Plan Level One (Building A)	5/24/2010	9/24/2010
E2.02	Electrical Lighting Plan Level Two (Building A)	5/24/2010	8/20/2010
E2.03	Electrical Lighting Plan Level Three (Building A)	5/24/2010	8/20/2010
E2.04	Electrical Lighting Plan Level Four (Building A)	5/24/2010	8/20/2010
E2.05	Electrical Lighting Plan Level Five (Building A)	5/24/2010	8/20/2010
E2.06	Electrical Lighting Plan Level Six (Building A)	5/24/2010	8/20/2010
E2.07	Electrical Lighting Plan Level Seven (Building A)	5/24/2010	8/20/2010
E2.08	Electrical Lighting Plan Level Eight (Building A)	5/24/2010	8/20/2010
E2.09	Electrical Lighting Plan Level Nine (Building A)	5/24/2010	8/20/2010
E2.10	Electrical Lighting Plan Level Ten (Building A)	5/24/2010	8/20/2010
E2.20	Compliance Check (Building B)	5/24/2010	
E2.21	Electrical Lighting Plan Level One (Building B)	5/24/2010	8/20/2010
E2.22	Electrical Lighting Plan Level Two (Building B)	5/24/2010	8/20/2010
E2.23	Electrical Lighting Plan Level Three (Building B)	5/24/2010	8/20/2010
E2.24	Electrical Lighting Plan Level Four (Building B)	5/24/2010	8/20/2010
E2.25	Electrical Lighting Plan Level Five (Building B)	5/24/2010	8/20/2010
E2.26	Electrical Lighting Plan Level Six (Building B)	5/24/2010	8/20/2010
E3.01	Electrical Power Plan – Level One (Building A)	5/24/2010	1/31/2011
E3.02	Electrical Power Plan – Level Two (Building A)	5/24/2010	1/31/2011
E3.03	Electrical Power Plan - Level Three (Building A)	5/24/2010	1/31/2011
E3.04	Electrical Power Plan – Level Four (Building A)	5/24/2010	1/31/2011
E3.05	Electrical Power Plan – Level Five (Building A)	5/24/2010	1/31/2011
E3.06	Electrical Power Plan – Level Six (Building A)	5/24/2010	1/31/2011
E3.07	Electrical Power Plan – Level Seven (Building A)	5/24/2010	1/31/2011
E3.08	Electrical Power Plan – Level Eight (Building A)	5/24/2010	1/31/2011
E3.09	Electrical Power Plan – Level Nine (Building A)	5/24/2010	1/31/2011
E3.10	Electrical Power Plan – Level Ten (Building A)	5/24/2010	1/31/2011
E3.21	Electrical Power Plan – Level One (Building B)	5/24/2010	1/31/2011
E3.22	Electrical Power Plan – Level Two (Building B)	5/24/2010	1/31/2011
E3.23	Electrical Power Plan – Level Three (Building B)	5/24/2010	1/31/2011
E3.24	Electrical Power Plan - Level Four (Building B)	5/24/2010	1/31/2011
E3.25	Electrical Power Plan – Level Five (Building B)	5/24/2010	1/31/2011
E3.26	Electrical Power Plan – Level Six (Building B)	5/24/2010	8/20/2010
E4.01	Electrical Auxiliary & Equipment Connection Plan Level One (Building A)	5/24/2010	1/31/2011
E4.02	Electrical Auxiliary & Equipment Connection Plan Level Two (Building A)	5/24/2010	1/31/2011
E4.03	Electrical Auxiliary & Equipment Connection Plan Level Three (Building A)	5/24/2010	1/31/2011

Schedule 2 Tenant Improvement Plans	3

E4.04	Electrical Auxiliary & Equipment Connection Level Four (Building A)	5/24/2010	1/31/2011
E4.05	Electrical Auxiliary & Equipment Connection Level Five (Building A)	5/24/2010	1/31/2011
E4.06	Electrical Auxiliary & Equipment Connection Plan Level Six (Building A)	5/24/2010	1/31/2011
E4.07	Electrical Auxiliary & Equipment Connection Plan Level Seven (Building A)	5/24/2010	1/31/2011
E4.08	Electrical Auxiliary & Equipment Connection Plan Level Eight (Building A)	5/24/2010	1/31/2011
E4.09	Electrical Auxiliary & Equipment Connection Plan Level Nine (Building A)	5/24/2010	1/31/2011
E4.10	Electrical Auxiliary & Equipment Connection Plan Level Ten (Building A)	5/24/2010	1/31/2011
E4.21	Electrical Auxiliary & Equipment Connection Plan Level One (Building B)	5/24/2010	1/31/2011
E4.22	Electrical Auxiliary & Equipment Connection Plan Level Two (Building B)	5/24/2010	1/31/2011

SCHEDULE 2

Tenant Improvement Plans

NUMBER	DESCRIPTION	DATED	REVISION DATE
E4.23	Electrical Auxiliary & Equipment Connection Plan Level Three (Building B)	5/24/2010	1/31/2011
E4.24	Electrical Auxiliary & Equipment Connection Plan Level Four (Building B)	5/24/2010	1/31/2011
E4.25	Electrical Auxiliary & Equipment Connection Plan Level Five (Building B)	5/24/2010	1/31/2011
E4.26	Electrical Auxiliary & Equipment Connection Plan Level Six (Building B)	5/24/2010	1/31/2011
E5.01	Electrical Single Line Diagram (Building A)	5/24/2010	7/2/2010
E5.02	Electrical Single Line Diagram (Building A)	5/24/2010	7/2/2010
E5.21	Electrical Single Line Diagram (Building B)	5/24/2010	8/20/2010
E6.01	Electrical Panel Schedules Levels 1-3 (Building A)	5/24/2010	
E6.02	Electrical Panel Schedules Levels 4-6 (Building A)	5/24/2010	7/2/2010
E6.03	Electrical Panel Schedules Levels 7&8 (Building A)	5/24/2010	7/2/2010
E6.04	Electrical Panel Schedules Levels 9 & 10 (Building A)	5/24/2010	7/2/2010
E6.05	Electrical Panel Schedules Levels 1-5 (Building A)	5/24/2010	8/20/2010
E6.06	Electrical Panel Schedules Levels 6-10 (Building A)	5/24/2010	8/20/2010
E6.21	Electrical Panel Schedules Floors 1, 2&3 (Building B)	5/24/2010	7/2/2010
E6.22	Electrical Panel Schedules Floors 4, 5, & 6 (Building B)	5/24/2010	7/2/2010
E6.23	Electrical Panel Schedules Floors 1-6 (Building B)	5/24/2010	8/20/2010
E6.24	Electrical Panel Schedules UPS & Standby Panels	5/24/2010	
E7.01	Electrical Details & Typical Layout	5/24/2010	7/2/2010
E7.02	Electrical Details & Typical Layout	5/24/2010	
E7.03	Electrical Details & Typical Layout	5/24/2010	5/24/2010
E7.04	Electrical Details & Typical Layout	5/24/2010	5/24/2010
E8.01	Fire Alarm Diagram (Building A)	5/24/2010	
E8.02	Fire Alarm Details (Building A)	5/24/2010	
E8.21	Fire Alarm Diagram (Building B)	5/24/2010	
E8.22	Fire Alarm Diagram (Building B)	5/24/2010	

CAFÉ PLANS BY DAVIS ARCHITECTS

NUMBER	DESCRIPTION	DATED	REVISION DATE
IA-001	Cover Sheet	5/3/2010	8/23/2010
IA-002	Overall Bldg Plan	5/3/2010	4/22/2010
IA-003	Occupancy / Exit Plan	5/3/2010	
IA-004	Overall Bldg Plan		4/22/2010
IA-201	Floor Plan	5/3/2010	8/23/2010
IA-202	Reflected Ceiling Plan	5/3/2010	8/23/2010
IA-202A	Reflected Ceiling Plan – DIM	5/3/2010	
IA-203	Equipment Plan	5/3/2010	
IA-204	Finish Floor Plan	5/3/2010	
IA-501	Enlarged Locker Room Finish Plans	5/3/2010	8/23/2010
IA-601	Interior Elevations	5/3/2010	
IA-602	Women's Locker Room Elevations	5/3/2010	
IA-603	Men's Locker Room Elevations	5/3/2010	
IA-701	Door Schedule & Details	5/3/2010	8/23/2010
IA-801	Details	5/3/2010	4/22/2010
IA-802	Details	5/3/2010	4/22/2010
IA-803	Interiors Details	5/3/2010	8/23/2010
IA-804	Interiors Details	5/3/2010	
IA-805	Interior Details	5/3/2010	
C-1	Cover Sheet		4/22/2010
C-2	Notes Sheet		
C-3	Grading and Drainage Plan		
C-4	Grading and Drainage Plan		
C-5	Grading and Drainage Plan		
C-6	Utility Plan		4/22/2010

Schedule 2 Tenant Improvement Plans	4

C-6a	Overall Utility Key Map		4/22/2010
C-7	Utility Plan		
C-8	Utility Plan		
C-9	Details Sheet		
C-10	Detailed Grading Areas		
C-11	Detailed Grading Areas		
C-12	Onsite Paving Plan		
C-13	Sections and Details Sheet		
IM-201	Mechanical Plan	5/3/2010	
IM-601	Mechanical Schedule & Notes	5/3/2010	
IP-101	Plumbing Schedules and Notes	5/3/2010	
IP-201	Plumbing Plan	5/3/2010	8/23/2010

SCHEDULE 2

Tenant Improvement Plans

NUMBER	DESCRIPTION	DATED	REVISION DATE
IP-601	Plumbing Diagrams	5/3/2010	
IP602	Plumbing Diagrams		8/23/2010
IE-201	Power Plan	5/3/2010	8/23/2010
IE-301	Lighting Plan	5/3/2010	
IE-401	Lighting Fixture Schedule	5/3/2010	
IE-501	One-Line & Panels	5/3/2010	8/23/2010
IE-601	Electrical Legend	5/3/2010	
FS 1.1	Kitchen Equipment Plan and Equipment Schedule		8/23/2010
FS 1.2	Kitchen Equipment Ventilation Plan and Schedule		
FS 1.3	Kitchen Equipment Plumbing Plan and Schedule		8/23/2010
FS 1.4	Kitchen Equipment Electrical Plan and Schedule		8/23/2010
FS 2.1	Kitchen Elevations		8/23/2010
FS 2.2	Kitchen Elevations		8/23/2010
FS 2.3	Section Details		8/23/2010
FS2.4	Section Details		8/23/2010

FITNESS CENTER PLANS BY DAVIS ARCHITECTS

NUMBER	DESCRIPTION	DATED	REVISION DATE
IA-001	Cover Sheet	5/3/2010	7/2/2010
IA-002	Overall Bldg Plan	5/3/2010	7/2/2010
IA-003	Occupancy / Exit Plan	5/3/2010	7/2/2010
IA-201	Floor Plan	5/3/2010	7/2/2010
IA-202	Reflected Ceiling Plan	5/3/2010	7/2/2010
IA-202A	Reflected Ceiling Plan – DIM	5/3/2010	7/2/2010
IA-203	Equipment Plan	5/3/2010	7/2/2010
IA-204	Finish Floor Plan	5/3/2010	7/2/2010
IA-501	Enlargec Locker Room Finish Plans	5/3/2010	7/2/2010
IA-601	Interior Elevations	5/3/2010	7/2/2010
IA-602	Women's Locker Room Elevations	5/3/2010	7/2/2010
IA-603	Men's Locker Room Elevations	5/3/2010	7/2/2010
IA-701	Door Schedule & Details	5/3/2010	7/2/2010
IA-801	Details	5/3/2010	7/2/2010
IA-802	Details	5/3/2010	7/2/2010
IA-803	Interiors Details	5/3/2010	7/2/2010
IA-804	Interiors Details	5/3/2010	7/2/2010
IA-805	Interior Details	5/3/2010	7/2/2010
IM-201	Mechanical Plan	5/3/2010	7/2/2010
IM-601	Mechanical Schedule & Notes	5/3/2010	7/2/2010
IP-101	Plumbing Schedules and Notes	5/3/2010	7/2/2010
IP-201	Plumbing Plan	5/3/2010	7/2/2010
IP-601	Plumbing Diagrams	5/3/2010	7/2/2010
IE-201	Power Plan	5/3/2010	7/2/2010
IE-301	Lighting Plan	5/3/2010	7/2/2010
IE-401	Lighting Fixture Schedule	5/3/2010	7/2/2010
IE-501	One-Line & Panels	5/3/2010	7/2/2010
IE-601	Electrical Legend	5/3/2010	7/2/2010

Schedule 2 Tenant Improvement Plans	5